10f-3 Transactions Summary*

* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund

Utility and Telecommunications Fund

Security

First Energy Corp

Advisor

EIMCO

Transaction
 Date

9/12/2003

Cost

$75,000

Offering Purchase

0.27%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Morgan Stanley & Co.
J.P. Morgan Securities Inc.
Barclays Capital Markets, Inc
Wachovia Capital Markets, LLC

Fund

Utility & Telecommunications Fund

Security

Centerpoint Energy Inc.
Advisor

EIMCO

Transaction
 Date

5/14/2003

Cost

$320,000,000

Offering Purchase

0.640%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Deutsche Bank Securities Inc.
Wachovia Securities, Inc.

Fund

Utility and Telecommunications Fund

Security

PPL Energy Supply, LLC
Advisor

EIMCO

Transaction
 Date

5/15/2003

Cost

$1,400,000

Offering Purchase
0.400%
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Wachovia Securities, Inc.
UBS Warburg LLC
Banc One Capital Markets, Inc.

Fund

Utility and Telecommunications Fund

Security

Southern Union Company

Advisor

EIMCO

Transaction
 Date

6/5/2003

Cost

$850,000

Offering Purchase

0.68%

Broker

J.P. Morgan Securities Inc.
Underwriting

Syndicate
Members

J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Wachovia Securities, LLC Credit Suisse First Boston LLC Credit Lyonnais Securities (USA) Inc.

Fund

Utility and Telecommunications Fund

Security

Western Wireless Corp

Advisor

EIMCO

Transaction
 Date

6/6/2003

Cost

5,000,000.00

Offering Purchase

5.00%

Broker
Salomon Smith Barney Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
Wachovia Securities, Inc.